CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

DERIVED INFORMATION   01/18/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-1

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  Approximately 35.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,306
Total Outstanding Loan Balance	$1,027,055,165*	Min	Max
Average Loan Current Balance	$162,870	$4,912	$971,384
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.13%	3.70%	14.00%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	7.70%
Weighted Average Margin	5.92%	2.25%	10.74%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	97.7%
% Second Liens	2.3%
% Arms	84.5%
% Fixed	15.5%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately $1,000,000,050

**

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
4,912. - 25,000.	291	0.5	4,999,267	11.29	347	611	99.2	89.0	97.8	99.7	6.5
25,001. - 50,000.	512	1.9	19,558,775	9.59	342	628	87.8	66.7	74.4	48.4	25.9
50,001. - 75,000.	692	4.3	43,782,083	8.18	347	625	82.3	65.0	78.9	10.3	34.1
75,001. - 400,000.	4,513	79.0	811,714,537	7.07	356	639	80.8	50.9	93.5	0.5	35.3
400,001. - 500,000.	208	9.1	93,571,131	6.73	358	659	80.8	46.8	97.2	0.0	40.5
500,001. - 600,000.	63	3.4	34,823,446	6.81	356	650	81.7	57.3	93.6	0.0	41.2
600,001. - 700,000.	18	1.1	11,484,347	6.48	358	672	80.8	66.6	94.5	0.0	22.9
700,001. - 800,000.	6	0.4	4,477,100	6.43	359	682	78.0	83.2	100.0	0.0	16.1
800,001. – 971,384	3	0.3	2,644,480	7.07	357	687	64.6	31.2	100.0	0.0	31.2
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Unavailable	2	0.0	92,170	10.56	359	0	71.3	100.0	100.0	0.0	56.9
476 - 500	5	0.1	677,015	7.50	356	492	77.8	56.9	91.4	0.0	100.0
501 - 525	143	2.1	21,818,368	8.52	354	515	73.5	78.9	97.6	0.0	80.4
526 - 550	275	3.9	39,972,413	8.06	355	540	76.7	73.4	93.7	0.0	65.3
551 - 575	501	6.7	69,158,996	7.88	355	564	79.7	69.4	95.6	0.3	55.8
576 - 600	886	11.0	113,041,265	7.50	357	588	82.1	69.4	93.9	4.0	46.5
601 >=	4,494	76.2	782,294,937	6.93	356	664	81.5	46.2	92.4	2.4	29.1
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
16.29 - 80.00	3,906	68.8	706,344,922	6.90	356	645	76.9	48.1	95.7	0.0	31.1
80.01 - 85.00	489	8.0	82,136,131	7.36	356	608	84.3	53.8	89.4	0.3	61.7
85.01 - 90.00	842	13.9	143,039,898	7.40	356	632	89.5	59.9	82.2	0.7	41.7
90.01 - 95.00	351	5.6	57,328,911	7.47	357	654	94.7	68.4	86.9	1.5	43.7
95.01 - 100.00	718	3.7	38,205,303	9.42	354	648	99.9	67.8	99.4	54.6	21.7
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Primary	5,687	93.0	954,650,603	7.09	356	640	81.0	52.2	100.0	2.4	35.6
Second Home	31	0.4	4,516,754	7.55	357	655	81.6	59.5	0.0	0.1	20.0
Investor	588	6.6	67,887,808	7.73	355	659	82.8	49.4	0.0	0.2	33.6
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Full	3,692	52.1	534,662,090	7.06	355	627	81.7	100.0	93.2	2.8	39.5
Reduced	1,187	21.8	223,441,765	7.19	358	663	81.7	0.0	90.1	1.2	8.5
No Income/ No Asset	25	0.5	4,777,256	7.18	357	677	72.9	0.0	97.2	0.5	64.4
Stated Income / Stated Assets	1,402	25.7	264,174,055	7.23	356	651	79.6	0.0	94.7	2.1	49.2
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
3.70000 - 10.00000	5,708	97.7	1,003,007,998	7.04	356	642	80.9	51.7	92.9	0.7	35.6
10.00001 - 10.50000	145	0.7	7,011,157	10.26	349	600	86.4	76.4	91.7	48.8	31.6
10.50001 - 11.00000	95	0.5	5,448,334	10.79	354	605	87.1	52.7	93.2	60.0	35.6
11.00001 - 11.50000	90	0.4	4,600,142	11.28	356	600	87.6	42.6	94.2	66.6	32.0
11.50001 - 12.00000	194	0.5	4,787,862	11.72	351	595	95.9	89.6	96.5	88.9	13.4
12.00001 - 12.50000	20	0.1	605,267	12.28	314	610	93.5	62.1	84.1	83.8	27.6
12.50001 - 13.00000	10	0.1	579,119	12.90	282	595	91.6	33.6	100.0	72.2	29.3
13.00001 - 13.50000	8	0.0	294,673	13.08	308	620	100.0	11.7	100.0	100.0	0.0
13.50001 - 14.00000	36	0.1	720,615	13.71	358	594	99.8	91.0	100.0	100.0	4.9
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Purchase	3,939	59.7	612,954,484	7.15	358	656	82.4	47.2	92.5	3.3	0.0
Refinance - Rate Term	338	4.9	50,729,283	7.21	353	616	81.0	66.9	94.3	0.9	0.0
Refinance - Cashout	2,029	35.4	363,371,398	7.09	353	619	78.8	58.2	93.5	0.7	100.0
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 40.00	2,539	35.3	362,550,940	7.22	355	641	80.5	52.6	90.6	2.5	38.1
40.01 - 45.00	1,664	28.1	289,026,150	7.13	356	650	81.6	40.8	95.2	2.0	29.7
45.01 - 50.00	1,753	30.2	310,380,099	7.10	357	637	81.6	56.8	94.0	2.4	34.7
50.01 - 55.00	339	6.1	63,108,173	6.86	356	623	80.3	76.5	90.6	1.8	48.9
55.01 - 60.00	8	0.2	1,612,182	7.27	347	600	79.8	55.0	100.0	0.0	45.0
60.01 >=	3	0.0	377,623	7.41	355	710	79.3	74.2	89.3	0.0	36.5
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
0	1,629	20.6	211,707,047	7.51	355	639	82.7	53.8	91.6	4.4	36.6
6	9	0.2	1,944,630	7.56	357	682	82.6	18.5	98.1	0.0	30.8
12	406	8.0	82,127,431	7.20	357	650	81.4	48.7	91.5	1.3	31.4
18	2	0.1	653,891	7.22	357	703	76.2	100.0	100.0	0.0	0.0
21	26	1.0	10,064,638	6.26	356	664	81.9	78.2	100.0	0.0	32.4
24	2,910	51.4	527,704,486	7.02	358	639	81.0	49.0	94.0	1.6	30.2
30	2	0.0	387,574	6.91	357	707	83.2	31.9	68.1	0.0	0.0
36	1,220	17.2	176,238,226	7.06	351	639	79.1	59.3	92.0	2.3	49.4
48	1	0.0	74,497	7.99	356	556	90.0	100.0	100.0	0.0	0.0
60	101	1.6	16,152,746	6.76	347	679	81.7	52.8	91.3	0.0	59.7
Total:	6,306	100.0	1,027,055,165	7.13	356	641	81.1	52.1	93.0	2.3	35.4

    *     Note, for second liens, CLTV is employed in this calculation.

IO Period	# of	% of
(Months)	Loans	Sched_Bal	Total Sched_Bal	% A2_28	% A3_27	% A5_25	FICO	OLTV
0	4,802	64.1	658,088,893	43.2	4.0	0.4	628	81.2
24	666	14.7	150,740,741	14.7	0.0	0.0	658	81.6
36	41	0.8	8,391,918	0.0	0.8	0.0	667	80.9
60	797	20.4	209,833,614	17.2	2.0	0.6	668	80.5
Total:	6,306	100.0	1,027,055,165	75.18	6.8	1.1	641	81.1

    *     Note, for second liens, CLTV is employed in this calculation.